UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 13, 2006
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE	0-16760	88-0215232
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109
(Address of Principal Executive Offices) (Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Ex-99

EXPLANATORY NOTE:
Solely in connection with the filing of a prospectus supplement under the Securities Act of 1933 pursuant to Rule 424(b)(2) thereunder, the Registrant is filing this Current Report on Form 8-K to include as Exhibit 99 hereto under Item 9.01 hereof the unaudited pro forma condensed combined statement of income of MGM MIRAGE for the year ended December 31, 2005, which gives effect to MGM MIRAGE’s acquisition of Mandalay Resort Group on April 25, 2005.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
99	Unaudited Pro Forma Condensed Combined Financial Statements of MGM MIRAGE and the notes thereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE
Date: December 13, 2006	By:	/s/ Bryan L. Wright

	Name:	Bryan L. Wright
	Title:	Senior Vice President - Assistant General Counsel
& Assistant Secretary

INDEX TO EXHIBITS

No.	Description

99	Unaudited Pro Forma Condensed Combined Financial Statements of MGM MIRAGE and the notes thereto.